                                                                    EXHIBIT 10.8

                               March 22, 1999


The Carlyle Group
9 West 57th Street
32nd Floor
New York, NY 10019

     NorthPoint Communications Holdings, Inc.
     ----------------------------------------

Ladies and Gentlemen:

     Carlyle Partners II, L.P., a Delaware limited partnership, Carlyle Partners III, L.P., a Delaware limited partnership, State Board of Administration of Florida, Carlyle Investment Group, L.P., a Delaware limited partnership, Carlyle International Partners II, L.P., a Cayman Islands limited partnership, Carlyle International Partners III, L.P., a Cayman Islands limited partnership, C/S International Partners, a Cayman Islands general partnership, Carlyle-NorthPoint Partners, L.P., a Delaware limited partnership, Carlyle-NorthPoint International Partners, L.P., a Cayman Islands limited partnership, Carlyle Venture Partners, LP, a Cayman Islands limited partnership, Carlyle U.S. Venture Partners, LP, a Delaware limited partnership, C/S Venture Investors, LP, a Cayman Islands limited partnership and Carlyle Venture Coinvestment, LLC, a Delaware limited liability company (collectively, "Carlyle") purchased an aggregate of 9,915,014
                                  -------
shares of Series C Preferred Stock of NorthPoint Communications, Inc. ("NCI"),
                                                                        ---
pursuant to the Purchase Agreement (as defined below).

     NCI has consummated a reorganization (the "Reorganization") pursuant to which NorthPoint became a wholly owned subsidiary of NorthPoint Communications Holdings, Inc. (the "Company"). The Reorganization was effected by a merger
                     -------
between NCI and another Delaware corporation formed solely for this purpose, which was a wholly owned subsidiary of the Company, with NCI as the surviving corporation of such merger. As a result of the Reorganization, each of the holders of capital stock of NCI immediately prior to the consummation of the Reorganization became the only holders of capital stock of the Company immediately after the consummation of the Reorganization, each holding the same number of shares of capital stock of the Company with the same rights, privileges, terms and conditions as the shares of capital stock of NCI held by such holders immediately prior to the consummation of the Reorganization. The Company owns all of the capital stock of NCI.

     This letter will confirm our agreement that Carlyle will be entitled to the following contractual rights, in addition to any rights granted pursuant to that certain Amended and Restated Series C Preferred Stock Purchase Agreement dated as of January 20, 1999 by and among the Company and the purchasers listed on Attachment 1 thereto (the "Purchase Agreement") and any of the agreements
                           ------------------
contemplated thereby:

     1.  Mirror Warrants.  In the event that (i) Comdisco, Inc. ("Comdisco")
         ---------------                                          --------
purchases in excess of 407,902 shares of Series B Preferred Stock of the Company by means of exercise of that certain warrant to purchase up to 556,233 shares of the Company's Series B Preferred Stock currently held by Comdisco (the "Comdisco
                                                                        --------
Warrant"), (ii) Morgan Stanley Bridge Fund L.L.C. or Morgan Stanley Senior
-------
Funding, Inc. (collectively, "MSSF") purchases in excess of 250,000 shares of
                              ----
Common Stock of the Company by means of exercise of those certain warrants to purchase Common Stock of the Company issued to MSSF pursuant to that certain Note Purchase Agreement dated July 15, 1998 between the Company and MSSF (the "Bridge Warrants") or (iii) Intel Corporation ("Intel") exercises any part of
----------------                                -----
that certain warrant to purchase up to 94,475 shares of the Company's Series C Preferred Stock currently held by Intel (the "Intel Warrant" and collectively
                                              -------------
with the Comdisco Warrant and the Bridge Warrants, the "Warrants"), then,
                                                        --------
simultaneously with the issuance of shares of the Company's Series B Preferred Stock, Common Stock or Series C Preferred Stock to Comdisco, MSSF or Intel as the case may be with respect to the Warrant exercised, the Company shall promptly after the exercise of any of the Warrants, provide Carlyle with written notice of the exercise thereof and issue to Carlyle a warrant (the "Mirror
                                                                    ------
Warrant") to purchase a number of shares of the type of capital stock of the
-------
Company subject to the exercised Warrant such that, notwithstanding anything to the contrary, Carlyle shall be issued a number and type of shares upon exercise of such Mirror Warrant that shall result in Carlyle holding immediately after the exercise of such Mirror Warrant, (A) in the case of shares being exercised under the Comdisco Warrant, to the extent of the excess of such shares over 407,902 shares, (B) in the case of the Bridge Warrants, to the extent of such shares over 250,000 shares, and (C) in all other cases, to the extent of all shares being exercised under the applicable Warrant, that number of shares of the type of capital stock of the Company which was subject to the exercised Warrant outstanding immediately after the exercise of the Mirror Warrant such that Carlyle's fully diluted ownership percentage in the Company after the exercise of such Warrant is equal to Carlyle's fully diluted ownership percentage in the Company immediately prior to the exercise of such Warrant. In all other respects, each Mirror Warrant shall be on the same terms and conditions as the Comdisco Warrant, the Bridge Warrants or the Intel Warrant, as the case may be, including with respect to exercise price; provided, however, that such Mirror Warrants shall be exercisable, in whole or in part, at any time on or after the date of issuance of capital stock of the Company giving rise to the Company's obligation to issue the Mirror Warrants pursuant hereto. For purposes of this letter, any of the events set forth in clauses (i), (ii) or
(iii) of this Section 1 may hereinafter be referred to as a "Warrant Exercise
                                                             ----------------
Event."
-----

     2.  Definitions.  Capitalized terms used herein but not otherwise defined
         -----------
shall have the meanings assigned to such terms in the Purchase Agreement.

     3.  Specific Performance.  Each of the parties hereto agrees that in the
         --------------------
event of any breach or default or threatened breach or threatened default by the Company of any covenant, agreement, obligation or other provision set forth herein, that monetary damages are not adequate remedies to compensate Carlyle and Carlyle shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or other equitable relief to enforce the observance and performance of such covenant, agreement, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach, without in either case, the posting of any bond and, to the extent permissible by applicable law, each party waives any objection to the imposition of such relief.

     4.   Reservation and Authorization of Stock.  The Company shall at all
          --------------------------------------
times reserve and keep available for issue upon the exercise of the Mirror Warrant such number of its authorized but unissued securities deliverable upon exercise of the Mirror Warrant as will be sufficient to permit the exercise in full of the Mirror Warrant, and the Company will ensure that all such securities will, at all times, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which such securities are then listed.

     5.   Certain Approvals.  If the issuance or sale of any securities issuable
          -----------------
upon the exercise of the Mirror Warrant requires registration or approval of any governmental authority, or the taking of any other action under the laws of the United States of America or any political subdivision thereof, before such securities may be validly offered or sold in compliance with such laws, then the Company covenants that it will, in good faith and as expeditiously as reasonably practicable, endeavor to secure and maintain such registration or approval or to take such other action, as the case may be.

     6.   No Merger, Consolidation or Sale of Assets of the Company.  The
          ---------------------------------------------------------
Company will not (a) liquidate, dissolve or wind up, (b) enter into a transaction or agreement for the acquisition of a majority of the capital stock or voting power of the Company by another person or entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation or purchase of stock, (c) sell, exchange or otherwise dispose of all or substantially all of its assets, properties or business, unless, (i) in the case of clause (a) above, the Company first allows Carlyle to exercise the Mirror Warrants and (ii) in the case of clause (b), the person or entity resulting from such reorganization, merger or consolidation or the person or entity purchasing such capital stock or voting power and, in the case of clause (c), the person or entity to whom the Company sells or disposes or with which the Company exchanges, its assets, properties or business, shall in each case expressly assume the due and punctual performance and observance of each and every covenant and condition of this letter to be performed and observed by the Company and agree not to treat the Mirror Warrants and the holders of the Mirror Warrants differently from the Warrants and the holders of the Warrants, by supplemental agreement satisfactory in form and substance to Carlyle (as long as it or any of its affiliates shall hold a Mirror Warrant) and executed and delivered to Carlyle (as long as it or any of its affiliates shall hold a Mirror Warrant).

     7.   Rights, Preferences and Privileges.  The Company shall not alter or
          ----------------------------------
change the rights, preferences or privileges of the Warrants, and shall not alter or change the rights, preferences or privileges of the Common Stock, Series B Preferred Stock or Series C Preferred Stock so as to affect adversely the Mirror Warrants.

     8.   Other Rights.  Notwithstanding anything to the contrary contained
          ------------
herein, Carlyle shall have all the rights and privileges of, and be treated by the Company for all purposes as, a holder of Mirror Warrants from and after the occurrence of a Warrant Exercise

Event, whether or not the Company issues the notice or Mirror Warrants to Carlyle as required by Section 1.


                            [Signature Pages Follow]

                         Very truly yours,

                         NORTHPOINT COMMUNICATIONS HOLDINGS, INC.

                         By:
                             ___________________________________________
                         Title:


Accepted and agreed:
-------------------

CARLYLE PARTNERS II, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:
     ______________________________
     Title:  Managing Director



CARLYLE PARTNERS III, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:
     ______________________________
     Title:  Managing Director



STATE BOARD OF ADMINISTRATION OF FLORIDA
By:  Carlyle Investment Management LLC
     Its Manager

By:
     ______________________________
     Title:  Managing Director



CARLYLE INVESTMENT GROUP, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:
     ______________________________
     Title:  Managing Director


            SIGNATURE PAGE TO CARLYLE MIRROR WARRANT SIDE LETTER

CARLYLE INTERNATIONAL PARTNERS II, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:
     ______________________________
     Title:  Managing Director


CARLYLE INTERNATIONAL PARTNERS III, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:
     ______________________________
     Title:  Managing Director



C/S INTERNATIONAL PARTNERS
By:  TC Group, L.L.C.
     Its General Partner

By:
     ______________________________
     Title:  Managing Director



CARLYLE-NORTHPOINT PARTNERS, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:
     ______________________________
     Title:  Managing Director



CARLYLE-NORTHPOINT INTERNATIONAL PARTNERS, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:
     ______________________________
     Title:  Managing Director


            SIGNATURE PAGE TO CARLYLE MIRROR WARRANT SIDE LETTER

CARLYLE VENTURE PARTNERS, LP
By:  TCG Ventures, Limited
     Its General Partner

By:
     ______________________________
     Title:  Attorney in Fact


CARLYLE U.S. VENTURE PARTNERS, LP
By:  TCG Ventures, LLC
     Its General Partner

By:
     ______________________________
     Title:  Managing Director



C/S VENTURE INVESTORS, LP
By:  TCG Ventures, Limited
     Its General Partner

By:
     ______________________________
     Title:  Attorney in Fact



CARLYLE VENTURE COINVESTMENT, LLC
By:  TCG Ventures, LLC
     Its Manager

By:
     ______________________________
     Title:  Managing Director


            SIGNATURE PAGE TO CARLYLE MIRROR WARRANT SIDE LETTER